National Health Investors



Q2 2023 Supplemental

NHI

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2022 and under the heading "Risk Factors" in Item 1A in our Form 10-Q for the quarter ended June 30, 2023. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended June 30, 2023.

COVER: THE CAROLINA RESERVE OF LAUREL PARK IS A SENIOR LIVING COMMUNITY OPERATED BY NAVION SENIOR SOLUTIONS IN HENDERSONVILLE, NC.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN
President & CEO



KRISTIN S. GAINES
Chief Transaction Officer



KEVIN PASCOE
Chief Investment Officer



JOHN SPAID
Chief Financial Officer



DAVID TRAVIS
Chief Accounting Officer



MICHELLE KELLY
SVP, Investments



DANA HAMBLY
VP, Finance & IR

ANALYST COVERAGE

Juan Sanabria, BMO Capital Markets
Austin Wurschmidt, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Steve Manaker, Stifel
Connor Siversky, Wells Fargo

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



AS OF JUNE 30, 2023

104 SENIOR HOUSING

72 SKILLED NURSING

1 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties[1]	Units[1]	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	97	8,704	$1,831,978	$33,979	$129,225	53.0 %
Skilled Nursing	65	8,584	557,996	20,779	82,689	33.9 %
Specialty Hospital	1	64	40,250	884	3,536	1.4 %
Mortgages and Other Notes Receivable						
Senior Housing	7	720	110,136	2,080	8,318	3.4%
Skilled Nursing	7	731	45,031	836	3,344	1.4 %
Other			83,702	2,080	8,324	3.4 %
Senior Housing Operating	15	1,734	341,023	2,111	8,443	3.5 %
Total	**192**	**20,537**	**$3,010,116**	**$62,749**	**$243,879**	**100 %**

[1] *Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items.*

PARTNERS [2]


HOSPITAL & OTHER 5%
SHOP 3%
NHC 16%
DISCOVERY 4%
LCS 4%
ENSIGN 11%
OTHER SH 13%
OTHER SNF 4%
HSM 4%
BICKFORD 14%
SLC 22%

ASSET CLASS [2]


OTHER INCOME 3%³
SHOP 3%
INDEPENDENT LIVING 3%
SENIOR LIVING CAMPUS 4%
SKILLED 35%
ASSISTED LIVING 23%
SPECIALTY HOSPITAL 2%
ENTRANCE FEE 27%

[2] *Based on annualized adjusted NOI of $243.9 million in place at June 30, 2023.*
[3] *Other Income consists primarily of revenue from non-mortgage notes receivable.*

Sr. Hsng. Need-Driven	*27 %*	*Other*	*3 %*
Sr. Hsng. Discretionary	*30 %*	*SHOP*	*3 %*
SNF/Hospital	*37 %*		

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	Q2 2023 NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	Q2 2023 Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI[1]
Leases									
Senior Housing - Need Driven									
Assisted Living	71	3,882	$ 14,233	$ 1,627	$ 12,606	$ 88	$ 12,694	$ 36,597	$ 49,291
Senior Living Campus	8	1,002	3,608	1,056	2,552	—	2,552	7,471	10,023
Total Senior Housing - Need	79	4,884	17,841	2,683	15,158	88	15,246	44,068	59,314
Senior Housing - Discretionary									
Independent Living	7	903	2,084	331	1,753	—	1,753	5,259	7,012
Entrance-Fee Communities	11	2,917	14,986	(50)	15,036	688	15,724	47,175	62,899
Total Senior Housing -	18	3,820	17,070	281	16,789	688	17,477	52,434	69,911
Total Senior Housing	97	8,704	34,911	2,964	31,947	776	32,723	96,502	129,225
Medical Facilities									
Skilled Nursing	65	8,584	20,552	(227)	20,779	—	20,779	61,910	82,689
Hospitals	1	64	1,022	138	884	—	884	2,652	3,536
Total Medical Facilities	66	8,648	21,574	(89)	21,663	—	21,663	64,562	86,225
Disposals and Held for Sale			1,256	—	1,256	—	1,256	(1,256)	—
Total Leases	163	17,352	$ 57,741	$ 2,875	$ 54,866	$ 776	$ 55,642	$ 159,808	$ 215,450
Mortgages and Other Notes									
Senior Housing - Need Driven	6	472	$ 1,552		$ 1,552	(65)	$ 1,487	$ 4,460	$ 5,947
Senior Housing - Discretionary	1	248	593		593	—	593	1,778	2,371
Skilled Nursing	7	731	861		861	(25)	836	2,508	3,344
Other Notes Receivable			2,076		2,076	4	2,080	6,244	8,324
Total Mortgage and Other Notes	14	1,451	$ 5,082		$ 5,082	$ (86)	$ 4,996	$ 14,990	$ 19,986
Total Real Estate Investments			$ 62,823	$ 2,875	$ 59,948	$ 690	$ 60,638	$ $174,798	$ 235,436

[1] *Annualized adjusted NOI excludes repayments of deferrals, asset dispositions, and assets held for sale.*

SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q2 2023	Q1 2023	Q4 2022 [2]	Q3 2022	Q2 2022[1]
Properties	15	15	15	15	15
Units	1,734	1,734	1,732	1,731	1,731
Occupancy	75.5%	75.2%	75.8%	76.9%	76.5%
REVPOR	$3,004	$2,989	$2,994	$3,010	$3,018
Resident fees	$11,793	$11,700	$11,791	$12,013	$11,992
Operating expenses	(9,094)	(9,215)	(9,253)	(8,639)	(8,513)
Management fees	(588)	(584)	(589)	(600)	(600)
NOI	$2,111	$1,901	$1,949	$2,774	$2,879
NOI Margin	17.9 %	16.2%	16.5%	23.1%	24.0%
Recurring capex	$277	$407	$130	$130	$130

[1] NOI includes $0.1 million in transition costs.
[2] NOI includes $0.3 million in transition costs.

INDUSTRY PARTNERS

		OWNERSHIP	MARKET FOCUS	% OF NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	22%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 68 skilled nursing facilities with 8,732 beds. NHC affiliates also operate 23 assisted living communities with 1,181 units, five independent living communities with 475 units, three behavioral health hospitals, 34 homecare agencies, and 30 hospice agencies.	Public	SNF	16%
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	14%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	11%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	4%
LCS®	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	4%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	4%
Prestige Care, Inc. Prestige Senior Living, L.L.C.	Prestige Care operates a family of more than 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SH/SNF	3%
Watermark Retirement Communities®	Headquartered in Tucson, Arizona, Watermark currently manages 72 communities in 22 states, including CCRCs, standalone independent living, assisted living, and memory care communities in addition to Medicare-certified rehabilitation and skilled nursing neighborhoods. Watermark has ownership interests in many of these assets, both on its own and through its development arm, The Freshwater Group.	Private	EFC	3%

[1] *Based on annualized Adjusted NOI of $243.9 million for contracts in place at June 30, 2023.*

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI TOTAL PORTFOLIO[1]

PROPERTY TYPE	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	92	68	1	161
1Q22	1.14x	2.58x	2.69x	1.66x
1Q22 Occupancy	82.4%	75.7%	72.1%	79.0%
1Q23	1.26x	2.47x	2.57x	1.75x
1Q23 Occupancy	84.8%	79.0%	75.8%	81.8%

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	78	40	14	5	69	34
1Q22	0.94x	0.92x	1.39x	1.81x	2.58x	1.94x
1Q22 Occupancy	82.9%	83.0%	81.7%	83.5%	75.7%	67.9 %
1Q23	1.22x	1.07x	1.31x	1.34x	2.48x	2.09x
1Q23 Occupancy	85.5%	87.0%	83.8%	85.0%	78.9%	71.6%

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	35	10	38
1Q22	3.51x	1.22x	0.96x
1Q22 Occupancy	82.1%	80.1%	82.8%
1Q23	3.02x	1.28x	1.41x
1Q23 Occupancy	85.0%	82.9%	83.4%

NHI DISPOSITIONS

PROPERTY TYPE	LEGACY SHO	SHO DISPOSITIONS	SHO	LEGACY TOTAL	TOTAL DISPOSITIONS	TOTAL
Properties	118	26	92	192	31	161
1Q22	1.05x	0.55x	1.14x	1.60x	1.14x	1.66x
1Q23	1.14x	0.48x	1.26x	1.66x	1.13x	1.75x

CUSTOMERS	LEGACY BICKFORD	BICKFORD DISPOSITIONS[3]	BICKFORD
Properties	49	11	38
1Q22	0.85x	0.48x	0.96x
1Q23	1.13x	0.41x	1.41x

SLC & BICKFORD VERSUS NICMAP VISION OCCUPANCY

PROPERTY TYPE	PROPERTIES	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023
SLC						
NICMAP Metro Markets		81.9%	83.5%	84.8%	85.2%	85.3%
Covered	6	82.2%	83.6%	82.6%	82.1%	81.9%
Non-Covered	4	82.6%	82.5%	84.3%	83.9%	80.6%
Total	10	82.3%	83.2%	83.2%	82.7%	81.4%
Bickford						
NICMAP Metro Markets		77.9%	79.0%	79.8%	80.2%	81.2%
Covered	27	81.6%	83.9%	83.5%	81.3%	81.5%
Non-Covered	12	87.1%	87.2%	85.2%	82.6%	83.6%
Total	39	82.8%	84.6%	83.9%	81.6%	82.0%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] There are no longer any significant PPP funds included in any of the coverages above. SLC operates 9 discretionary CCRC properties and one need driven assisted living community. Bickford T12 coverage through 1Q23 is fully under the restructured lease amount.
[3] Includes a transitioned property to another operator in NHI portfolio.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2027	A	5,973	2.5%
SNF	1	September 2028	2028	B	501	0.2%
						2.7%

Option Type:
A. Greater of fixed base price or fair market value
B. Fixed base price

[1] *Based on Real Estate Investments adjusted NOI of $235.4 million for contracts in place at June 30, 2023.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	SH($)	SNF ($)	Other ($)	Total ($)
2023	—	—	—	—	—
2024	—	—	—	—	—
2025	3	553	2,245	—	2,798
2026	35	1,503	36,434	—	37,937
2027	3	13,887	—	—	13,887
2028	13	11,086	501	—	11,587
2029	28	57,859	14,430	—	72,289
2030	4	1,800	—	—	1,800
2031	3	2,647	—	—	2,647
2032	3	2,885	2,539	—	5,424
Thereafter	71	37,004	26,540	3,536	67,080

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 29 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

TARGET 60/40 EQUITY/DEBT FUNDING MIX


INVESTMENT STRUCTURE
SHOP 3%
NOTES 8%
LEASE 89%

INVESTMENT HISTORY* (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$101.5
$55.7
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2015 is **14.7 years.** The total portfolio average age is **25.3 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded
Q1 2023							
Silverado Senior Living	SH	Lease	120/2	NV,MD	7.50%	$ 37,500	$ (37,500)
Bickford Senior Living	SH	Lease	64/1	VA	8.00%	17,300 [2]	(17,300)
						$ 54,800	$ (54,800)
Q4 2022							
Bickford Senior Living	SH	Lease	60/1	VA	8.00%	$ 17,200 [3]	$ (17,200)
Q2 2022							
Encore Senior Living	SH	Lease	53/1	WI	7.25 %	13,300 [4]	(13,300)
						$ 30,500	$ (30,500)
Q2 2021							
Vizion Health*	HOSP	Lease	64/1	OK	8.50 %	40,250	(40,250)
Navion Senior Solutions	SH	Lease	48/1	TN	7.50 %	6,600	(6,600)
						$ 46,850	$ (46,850)

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q4 2022								
Capital Funding Group/Ensign	SNF	Corporate	N/A	N/A	7.25%	$42,500	$(42,500)	—
Q1 2022								
Encore Senior Living	SH	Construction Loan	108/1	WI	8.50%	28,500	(21,932)	6,568
						$ 71,000	$(64,432)	$6,568
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[5]	$ 50,000	$(20,255)	$29,745
Vizion-Health Brookhaven*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(20,000)	—
Navion Senior Solutions	SH	Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$ 73,600	$(43,855)	$29,745
Other Loan and Development Commitments								
Encore Senior Living	SH	Construction Loan	110 /1	WI	8.50 %	$22,200	$(22,200)	—
Watermark Retirement	EFC	Working Capital Note	493/2	CT	7.50%	5,000	(2,476)	2,524
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SH	Construction Loan	64/1	MI	9.00%	14,700	(14,700)	—
Senior Living Communities	SH	Revolving Credit	N/A	N/A	8.00%	20,000	(16,250)	3,750
Watermark Retirement	EFC	Renovation	493/2	CT	7.50%	6,500	(6,500)	—
Navion Senior Solutions	SH	Renovation	48/1	NC	8.00%	3,500	(1,050)	2,450
Others	N/A	Various	N/A	N/A	Various	4,550	(1,310)	3,240

*Indicates new relationship
[1]Building count excludes renovations.
[2]Acquisition was partially funded with the cancellation of a $14.2 million construction loan and a reduction of $2.5 million in rent deferrals due from Bickford.
[3]Acquisition was partially funded with the cancellation of a $14.0 million construction loan and a reduction of $3.0 million in rent deferrals due from Bickford.
[4]Acquisition was partially funded with the cancellation of a $9.1 million second mortgage due from Encore Senior Living.
[5]NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Balance Sheet Data					
Gross cost of real estate assets	$ 2,773,797	$ 2,790,615	$ 2,729,898	$ 2,740,276	$ 2,780,302
Total assets	2,498,495	2,533,230	2,507,424	2,508,785	2,587,291
Total liabilities	1,208,120	1,244,634	1,217,518	1,182,140	1,174,303
Total noncontrolling interests	21,407	21,107	19,681	20,275	20,768
Total stockholder's equity attributable to NHI	1,268,968	1,267,489	1,270,225	1,306,370	1,392,220
Operating Data					
Total revenue	$ 77,876	$ 82,388	$ 70,669	$ 76,298	$ 59,899
Rental revenue - GAAP	60,952	65,299	53,764	59,394	39,982
Straight-line rents	2,875	2,097	(5,322)	2,476	(14,915)
Rental revenue - Cash	54,865	60,583	56,850	54,560	52,740
Net Operating Income	64,982	69,970	58,591	64,701	48,629
Adjusted EBITDA[1]	61,208	62,190	59,283	61,583	69,435
Funds Available for Distribution	44,586	47,739	44,712	47,378	56,279
Interest expense	14,194	14,027	12,445	11,412	10,862
General & administrative expense	4,306	5,653	4,875	4,744	5,049
Diluted common shares outstanding	43,389	43,391	43,393	44,403	45,719
NAREIT FFO per diluted common share	1.05	1.16	0.74	1.04	0.71
Normalized FFO per diluted common share	1.06	1.11	0.85	1.06	1.26
Capitalization					
Common shares outstanding at end of each period	43,410	43,389	43,389	43,389	44,655
Market value of equity at end of each period	$ 2,275,552	$ 2,238,005	$ 2,265,774	$ 2,452,780	$ 2,706,540
Total debt	1,134,815	1,176,014	1,147,511	1,114,999	1,104,495
Secured debt	76,446	76,546	76,649	76,748	76,844
Net debt	1,117,404	1,162,139	1,128,220	1,086,188	1,061,060
Total enterprise value	3,392,956	3,400,144	3,393,994	3,538,968	3,767,600
Ratios					
Interest coverage ratio	4.3x	4.4x	4.8x	5.4x	6.4x
Fixed charge coverage ratio	4.5x	4.6x	4.8x	5.5x	6.6x
Net debt to adjusted EBITDA (annualized)	4.6x	4.6x	4.7x	4.5x	4.0x
Net debt as a percentage of market capitalization	32.9%	34.2%	33.2%	30.7%	28.2%
Total Debt / Gross Assets	36.2%	37.2%	36.8%	35.9%	34.7 %
Secured Debt / Gross Assets	2.4%	2.4%	2.5%	2.5%	2.4%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	84.9%	81.1%	105.9%	84.9%	71.4%
Dividends declared	$ 39,069	$ 39,050	$ 39,050	$ 39,050	$ 40,190
Normalized FFO payout ratio	85.3%	81.3%	105.5 %	82.7%	69.5%
Normalized FAD payout ratio	87.6%	81.8%	87.3 %	82.4%	71.4%
Shares repurchased	—	—	—	1,272	1,196
Gross repurchase amount	—	—	—	82,000	70,000
Portfolio Statistics					
Number of Properties	192	193	192	190	196

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

DEBT[1]


UNSECURED, VARIABLE 35%
UNSECURED, FIXED 59%
SECURED, FIXED 6%

FIXED CHARGE COVERAGE


5.7x
5.8x
5.2x
4.8x
4.5x
2019
2020
2021
2022
2023

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)


BALANCE
AVAILABLE
$800
$700
$600
$500
$400
$300
$200
$100
$0
$700.0
$700.0
$658.0
$485.0
$215.0
$504.0
$196.0
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

NET DEBT TO ADJUSTED EBITDA


4.7x
4.7x
4.9x
4.7x
4.6x2
2019
2020
2021
2022
2023

March 31, 2023 (dollars in thousands)		Amount	Rate[1]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	76,446	3.96%	6.6%	2 years
Total Secured Debt	$	76,446			
Unsecured Debt					
Fixed Rate					
Private Placement		275,000	4.22%	24.0%	2 years
Public Bonds		400,000	3.00%	34.9%	8 years
Variable Rate					
Revolving Credit Facility		196,000	6.29%	17.1%	3 years
Term Loan		200,000	6.49%	17.4%	2 years
Total Unsecured Debt	$	1,071,000			
Subtotal		1,147,446	4.53%	100.0%	4 years
Note Discounts		(2,439)			
Unamortized Loan Costs		(10,192)			
Total Debt	$	1,134,815			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 20 for reconciliation*
[3] *Weighted average*

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate[2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$196,000	6.29%	Variable	Mar-26	2.8	No
Bank Term Loan (S + 125)	200,000	6.49%	Variable	Sep-23	1.9	No
$50MM Private Placement Term Loan	50,000	3.99%	Fixed	Nov-23	0.4	No
$75MM Private Placement Term Loan	75,000	3.93%	Fixed	Sep-24	1.3	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	2.4	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	3.5	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	7.6	No
Fannie Mae Term Loans	60,139	3.79%	Fixed	Apr-25	1.8	Yes
Fannie Mae Term Loan	16,307	4.60%	Fixed	Jul-25	2.0	Yes
Total Debt	$1,147,446					
Weighted Average Interest Rate		4.53%			4.1	
Effective Weighted Average Interest Rate		4.53%				

[1] *As of June 30, 2023.*
[2] *Variable rates based on 1-month term SOFR plus a 10 basis points spread adjustment as of June 30, 2023.*

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$50
$50
$75
$75
$327
$77
$200
$50
$700
$504
$196
$100
$100
$400
$400
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Leverage ratio	<= 60%	38%	39%	38%	37%	36%	38%
Unencumbered leverage ratio	<= 60%	41%	43%	42%	41%	39%	43%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 1.75	4.76	5.21	5.54	6.08	5.39	5.67
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Leverage ratio	<= 60%	41%	41%	41%	42%	42%	46%
Unencumbered leverage ratio	<= 60%	45%	45%	45%	46%	46%	52%
Secured leverage ratio	<= 30%	3%	3%	3%	3%	2%	3%
Fixed charge coverage ratio	>= 2.00	4.29	4.69	5.59	4.92	5.35	4.52
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Leverage ratio	<= 60%	37%	39%	37%	36%	40%	38%
Secured leverage ratio	<= 40%	3%	3%	3%	3%	2%	2%
Debt service ratio	>= 1.50	4.39	4.66	5.72	5.64	6.93	7.08
Unencumbered asset ratio	>= 150%	274%	265%	275%	283%	258%	267%

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Stable	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

A DISCIPLINED APPROACH TO VALUE CREATION

- REVENUE AND CASH FLOW STABILIZING
- STRONG RELATIVE LONG-TERM PERFORMANCE
- HEALTHY DIVIDEND PAYOUT RATIO

ADJUSTED NOI: (4.3)% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$290.5
$302.8
$272.6
$263.3
$243.9
2019
2020
2021
2022
2023[1]

ADJUSTED EBITDA: (5.1)% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$298.4
$307.4
$266.6
$251.8
$242.4
2019
2020
2021
2022
2023[1]

NORMALIZED FAD: (5.0)% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$226.5
$239.7
$209.5
$201.0
$184.4
2019
2020
2021
2022
2023[2]

NFFO PER SHARE: (7.2)% CAGR


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.50
$5.60
$4.60
$4.30
$4.08
2019
2020
2021
2022
2023[2]

[1] *Based on annualized quarterly results.*

[2] *Based on trailing twelve month results through 2Q 2023.*

PERFORMANCE

NORMALIZED FFO / SHARE (CAGR) NHI vs Peer Avg


8%
6%
4%
2%
0%
1-Year
2-Year
3-Year
4-Year
5-Year
(4.3)%
1.0%
(11.7)%
(2.9)%
(8.3)%
(5.1)%
(5.8)%
(3.9)%
(4.5)%
(3.9)%

Peer Average Source: Wells Fargo Securities and company reports through 1Q 2023.

DIVIDENDS / SHARE (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
1-Year
2-Year
3-Year
4-Year
5-Year
(0.0)%
(0.0)%
(9.6)%
(1.3)%
(5.4)%
(7.5)%
(2.9)%
(6.0)%
(1.3)%
(4.7)%

Peer Average Source: Wells Fargo Securities and company reports through 1Q 2023.

TOTAL RETURN NHI MSCI US REIT Index S&P 500 TR


4.8%
29.1%
50.5%
3 Year
(3.6)%
24.9%
78.7%
5 Year
4.7%
27.0%
140.9%
7 Year
52.4%
85.7%
235.3%
10 Year

FAD PAYOUT RATIO


100%
80%
60%
40%
20%
0%
82.9%
83.0%
78.8%
78.3%
84.6%
2019
2020
2021
2022
2023 YTD

GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS
G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.0%
0.38%
0.27%
0.36%
0.28%
0.54%
0.29%
0.73%
0.45%
0.63%
0.45%
2019
2020
2021
2022
2023 YTD

RETURN ON INVESTED CAPITAL


10%
8%
6%
4%
2%
0%
8.4%
8.0%
7.3%
7.7%
7.6%
2019
2020
2021
2022
2023¹ TTM

[1]Based on trailing twelve month results through 2Q 2023.

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

		Q2 2023		Q4 2022
Assets				
Real estate properties				
Land	$	180,749	$	177,527
Buildings and improvements		2,587,123		2,549,019
Construction in progress		5,925		3,352
		2,773,797		2,729,898
Less accumulated depreciation		(638,631)		(611,688)
Real estate properties, net		2,135,166		2,118,210
Mortgage and other notes receivable, net		223,852		233,141
Cash and cash equivalents		17,411		19,291
Straight-line rent receivable		82,295		76,895
Assets held for sale, net		13,167		43,302
Other assets		26,604		16,585
Total Assets	$	2,498,495	$	2,507,424
Liabilities and Stockholders' Equity				
Debt	$	1,134,815	$	1,147,511
Accounts payable and accrued expenses		28,952		25,905
Dividends payable		39,069		39,050
Deferred income		5,284		5,052
Total Liabilities		1,208,120		1,217,518
Commitments and Contingencies		—		—
Redeemable noncontrolling interest		10,172		9,825
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
43,409,841 shares issued and outstanding		434		434
Capital in excess of par value		1,602,026		1,599,427
Retained earnings		2,405,453		2,331,190
Cumulative dividends		(2,738,945)		(2,660,826)
Total National Health Investors Stockholders' Equity		1,268,968		1,270,225
Noncontrolling interests		11,235		9,856
Total Equity		1,280,203		1,280,081
Total Liabilities and Stockholders' Equity	$	2,498,495	$	2,507,424

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q2 2023		Q2 2022
Revenues		(unaudited)		(unaudited)
Rental income	$	60,952	$	39,982
Resident fees and revenues		11,793		11,992
Interest income and other		5,131		7,925
	$	77,876	$	59,899
Expenses				
Depreciation		17,730		17,772
Interest		14,194		10,862
Senior Housing operating expenses		9,682		9,113
Legal		174		339
Franchise, excise and other taxes		258		225
General and administrative		4,306		5,049
Taxes and insurance on leased properties		3,212		2,157
Loan and realty losses (gains)		186		4,094
		49,742		49,611
Gains on sale of real estate, net		11,366		10,521
Gain on operations transfer		20		(729)
Loss on early retirement of debt		(73)		—
Loss from equity method investment		—		273
Net Income		39,447		21,466
Add: net (income) loss attributable to noncontrolling interests		332		207
Net income attributable to stockholders		39,779		21,673
Less: net (income) loss attributable to unvested restricted stock awards		(19)		—
Net income attributable to common stockholders	$	39,760	$	21,673
Weighted average common shares outstanding:				
Basic		43,388,753		45,708,238
Diluted		43,388,753		45,718,538
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.92	$	0.47
Net income attributable to common stockholders - diluted	$	0.92	$	0.47

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q2 2023 unaudited		Q2 2022 unaudited
Net income attributable to common stockholders	$	39,760	$	21,673
Elimination of certain non-cash items in net income:				
Real estate depreciation		17,609		17,772
Real estate depreciation related to noncontrolling interests		(395)		(388)
Gains on sales of real estate, net		(11,366)		(10,521)
Impairments of real estate		131		4,141
NAREIT FFO attributable to common stockholders		45,739		32,677
Gain on note receivable payoff		—		(1,113)
Portfolio transition costs, net of controlling interest		—		329
(Gain) Loss on operations transfer, net		(20)		729
Loss on early retirement of debt		73		—
Non-cash write-offs of straight-line receivable and lease incentives		—		25,208
Normalized FFO attributable to common stockholders		45,792		57,830
Non-cash lease revenue adjustments, net		(2,205)		(3,092)
Non-real estate depreciation, net		110		—
Amortization of debt issuance costs and discounts, net		603		609
Adjustments related to equity method investments, net		(411)		(444)
Recurring capital expenditures, net		(344)		(235)
Equity method investment non-refundable entrance fees		216		230
Note receivable credit loss expense (benefit)		55		(47)
Non-cash share-based compensation		770		1,428
Normalized FAD attributable to common stockholders	$	44,586	$	56,279
BASIC				
Weighted average common shares outstanding		43,388,753		45,708,238
NAREIT FFO attributable to common stockholders per share	$	1.05	$	0.71
Normalized FFO attributable to common stockholders per share	$	1.06	$	1.27
DILUTED				
Weighted average common shares outstanding		43,388,753		45,718,538
NAREIT FFO attributable to common stockholders per share	$	1.05	$	0.71
Normalized FFO attributable to common stockholders per share	$	1.06	$	1.26
PAYOUT RATIOS				
Regular dividends per common share	$	0.90	$	0.90
Normalized FFO payout ratio per diluted common share		84.9%		71.4%
Dividends declared	$	39,069	$	40,190
Normalized FFO payout ratio		85.3%		69.5%
Normalized FAD payout ratio		87.6%		71.4%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

		Q2 2023		Q2 2022
ADJUSTED EBITDA RECONCILIATION				
Net income	$	39,447	$	21,466
Interest expense		14,194		10,862
Franchise, excise, and other taxes		258		225
Depreciation		17,730		17,772
NHI's share of EBITDA adjustments for unconsolidated entities		706		713
Gains on sales of real estate, net		(11,366)		(10,521)
Impairment of real estate		131		4,141
(Gain) loss on operations transfer, net		(20)		729
Gain on note receivable payoff		—		(1,113)
Loss on note retirement		73		—
Non-cash write-off of straight-line rent receivable		—		25,208
Note receivable credit loss		55		(47)
Adjusted EBITDA	$	61,208	$	69,435
Interest expense at contractual rates		13,612	$	10,262
Principal payments		100		193
Fixed Charges	$	13,712	$	10,455
Fixed Charge Coverage		4.5x		6.6x
NET DEBT TO ADJUSTED EBITDA				
Consolidated Total Debt	$	1,134,815		
Less cash and cash equivalents		(17,411)		
Consolidated Net Debt	$	1,117,404		
Adjusted EBITDA	$	61,208		
Annualizing Adjustment		183,624		
Annualized impact of recent investments, disposals and payoffs		(2,429)		
Annualized Adjusted EBITDA	$	242,403		
Consolidated Net Debt to Adjusted EBITDA		4.6x		

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q2 2023		Q2 2022
NOI SEGMENT RECONCILIATION				
Triple-net leased rental income				
Senior Housing	$	34,910	$	8,469
Skilled Nursing		20,552		19,787
Hospital		1,022		1,022
Holiday Escrow and Lease Deposit		—		6,883
Held for Sale and Disposal Revenue		1,256		1,664
Triple-net leased NOI	$	57,740	$	37,825
SHOP Resident Fees		11,793		11,992
SHOP operating expenses		(9,682)		(9,113)
SHOP NOI		2,111		2,879
Interest income and other		5,131		7,925
NOI	$	64,982	$	48,629
NOI TO ADJUSTED NOI RECONCILIATION				
Straight-line revenue		(2,875)		(3,185)
Non-cash write-off of stright-line rent receivable		—		18,100
Non-Segment/Corporate		(48)		(100)
Amortization of lease incentives		766		7,166
Amortization of commitment fees and discounts		(86)		(630)
Adjusted NOI	$	62,749	$	69,980

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q2 2023		Q2 2022
ADJUSTED NOI RECONCILIATION				
Net Income	$	39,447	$	21,466
Gain/loss from equity method investment		—		(273)
Gain on note payoff		—		(1,113)
Gain on operations transfer		(20)		729
Gains on sales of real estate		(11,366)		(10,521)
Loss on early retirement of debt		73		—
Loan and realty losses		186		4,094
General and administrative		4,306		5,049
Franchise, excise and other taxes		258		225
Legal		174		339
Interest		14,194		10,862
Depreciation		17,730		17,772
Consolidated NOI	$	64,982	$	48,629
Non-cash write-off of straight-line rent receivable		—		18,100
Straight-line revenue		(2,875)		(3,185)
Amortization of lease incentives		766		7,166
Amortization of commitment fees and discounts		(86)		(630)
Non-segment/Corporate		(48)		(100)
Adjusted NOI	$	62,749	$	69,980

DISPOSITIONS

Operator		Units	Properties	Net Proceeds	Annualized Cash Rent	Property Cash NOI	Implied Cash Rent Yield[1]	Property Cash NOI Yield[1]	EBITDARM Coverage
SENIOR HOUSING COMPLETED DISPOSITIONS									
Q2 2021	Bickford Senior Living[2]	247	6	$39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
Q3 2022	Discovery Senior Living	148	1	8,144					
Q1 2023	BAKA Enterprises	120	1	7,478					
Q1 2023	Bickford Senior Living	45	1	2,553					
Q2 2023	Milestone Retirement	76	2	3,803					
Q2 2023	Chancellor Health Care	25	1	2,355					
Q2 2023	Chancellor Health Care	64	1	7,633					
Q2 2023	Milestone Retirement	25	1	1,602					
Q2 2023	Chancellor Health Care	227	1	23,724					
Q2 2023	Chancellor Health Care	25	1	2,363					
Q3 2023	Chancellor Health Care	29	1	2,920					
	Total Senior Housing	3,378	41	$348,450	$33,982	$10,612	9.8%	3.0%	0.54x
HOSPITAL & MOB COMPLETED DISPOSITIONS									
Q2 2021	North Okaloosa	110	1	3,887					
Q3 2021	Trustpoint Hospital	217	1	31,215					
Q3 2021	Kentucky River	55	1	8,314					
Q1 2021	HCA	24	1	4,868					
Q2 2022	Helix Healthcare	24	1	19,500					
Q3 2022	National Healthcare Corporation	780	7	43,686					
	Total Hospital & MOB	1,210	12	$ 111,470	$12,749	NA	11.4%	NA	2.90x
	Total Completed Dispositions	4,558	53	$459,920	$46,731	NA	10.2%	NA	1.04x

[1] Based on annualized three month results through the most recent quarter in which the property was sold.
[2] Excludes $13.0 million second mortgage provided by NHI.

DEFERRALS & ABATEMENTS[1,2]

DEFERRALS	2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022[3]	2022	Q1 2023[4]	Q2 2023	CUMULATIVE
Bickford	$ 18,250	$ 4,000	$ —	$ —	$ (3,000)	$ 1,000	$ (2,500)	$ —	$ 20,500
All Others	6,087	3,470	3,894	1,354	(774)	7,944	500	1,601	18,150
Total	$ 24,337	$ 7,470	$ 3,894	$ 1,354	$ (3,774)	$ 8,944	$ (2,000)	$ 1,601	$ 38,650

REPAYMENTS[5]	2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022[3]	2022	Q1 2023[4]	Q2 2023	CUMULATIVE
Bickford	$ —	$ —	$ —	$ —	$ 183	$ 183	$ 200	$ 354	$ 737
All Others	87	89	113	86	258	546	303	358	1,295
Total	$ 87	$ 89	$ 113	$ 86	$ 422	$ 729	$ 503	$ 712	$ 2,032

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.
[4] Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.
[5] Includes principal and interest repayments.

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **Healthpeak Properties**

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NATIONAL HEALTH INVESTORS

National Health Investors

Q2 2023 Supplemental